                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Amphenol Corporation (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Martin
H. Loeffler, Chairman of the Board, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

    /s/ MARTIN H. LOEFFLER
    -----------------------------------------------
    Martin H. Loeffler
    Chairman of the Board,
    Chief Executive Officer
    and President

    November 14, 2002